                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 9, 1998

                      CAMERA PLATFORMS INTERNATIONAL, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                          0-14675                   95-4024550
(State or other jurisdiction           (Commission     (IRS Employer identification No.)
of incorporation or organization)      File Number)


            10909 Vanowen Street, North Hollywood, CA 91605 (Address
            --------------------------------------------------------
                   of principal executive offices) (Zip Code)

                                (818) - 623-1700
                                ----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)

Item 2. Acquisition or Disposition of Assets

On April 6, 1998, Camera Platforms International, Inc. ("CPI" or "the Company") acquired the business of Production Services - Atlanta, Inc. ("PSA"), pursuant to an Asset Purchase Agreement dated February 9,1998, as amended by the Modification to Purchase Agreement dated March 6, 1998, (the as amended "Purchase Agreement"), among CPI and the principle owners of PSA. Pursuant to the Purchase Agreement the owners of PSA are to receive consideration totaling $2.1 million consisting of (i) $1 million cash at closing, (ii) a $500,000 promissory note due in three years with interest at 8% payable quarterly and
(iii) 600,000 shares of CPI stock. The amount of consideration paid to the owners of PSA was reached through arms-length negotiations.

Prior to the acquisition, PSA was owned by Marion Crowder and Yasuko Crowder. PSA operates in Atlanta, Georgia and Nashville, Tennessee and has provided professional grip equipment and expendable supplies to the film and television production industry.

Item 7. Financial Statements and Exhibits

        (a)     Financial Statements of Business Acquired

PSA was acquired by CPI on April 6, 1998. The audited financial statements of PSA, and the related Independent Auditor's Reports for the PSA fiscal years ended December 31, 1997 and 1996 are included at Addendum I.

        (b)     Pro forma Financial Information (unaudited)

The required pro forma combined financial data is included at Addendum II

        (c)     Exhibits


                                        EXHIBIT INDEX

    Exhibit   Document Description
    -------   --------------------
              The plan of acquisition comprising the terms of the Purchase
              Agreement consist of the following:

2.            i.     Asset Purchase Agreement as of February 9, 1998 among
                     Marion Crowder and Yasuko Crowder and CPI

              ii.    Letter from Production Services -- Atlanta, Inc., dated
                     March 4, 1998, and

              iii.   Modification to Purchase Agreement as of March 6, 1998

              Together with the following exhibit thereto:

              i. Secured Promissory note date as of April 3, 1998 made by CPI in favor of Production Services - Atlanta, Inc.

23.           Consent of Independent Auditors

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report on Form 8-K/A, to be signed on its behalf by the undersigned hereto duly authorized.


                                       Camera Platforms International, Inc.

                                                   (Registrant)


Date: May 15, 1998

                                       By:            S/Roy Atlas
                                           -------------------------------------
                                                        Roy Atlas
                                          President and Chief Operating Officer


                                       By:         S/James P. Robinson
                                           -------------------------------------
                                                     James P. Robinson
                                                 Chief Financial Officer

                                   ADDENDUM I



                       PRODUCTION SERVICES - ATLANTA, INC.

                                ATLANTA, GEORGIA

                              FINANCIAL STATEMENTS


                                DECEMBER 31, 1997

                       PRODUCTION SERVICES - ATLANTA, INC.


                                TABLE OF CONTENTS




                                                                           Page
                                                                           ----
ACCOUNTANTS' REPORT.........................................................1

FINANCIAL STATEMENTS

     Balance Sheet..........................................................2

     Statement of Loss and Retained Earnings................................3

     Statement of Cash Flows................................................4

     Notes to Financial Statements..........................................5-8

To the Board of Directors and Stockholder
Production Services - Atlanta, Inc.
Atlanta, Georgia


                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheet of Production Services - Atlanta, Inc. as of December 31, 1997 and the related statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet of Production Services - Atlanta, Inc. as of December 31, 1997, and the related statements of loss and retained earnings and cash flows for the year then ended present fairly, in all material respects, the financial position of Production Services - Atlanta, Inc. as of December 31, 1997 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


                                            /s/ Ethridge & Kanarick

Atlanta, Georgia
May 12, 1998

                       PRODUCTION SERVICES - ATLANTA, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1997



                                     ASSETS


CURRENT ASSETS
   Cash                                           $      140
   Accounts receivable, net of allowance
     for doubtful accounts of $17,188                131,695
   Inventories                                        69,046
   Prepaid expenses                                    1,913
                                                  ----------

               TOTAL CURRENT ASSETS                  202,794
                                                  ----------


PROPERTY AND EQUIPMENT
   Machinery and rental equipment
      (Notes 2 and 4)                              6,291,753
   Vehicles (Note 2)                                 199,628
   Leasehold improvements                            158,796
   Furniture and fixtures                            123,865
                                                  ----------
                                                   6,774,042

Less:  accumulated depreciation                    6,044,940
                                                  ----------
                                                     729,102
                                                  ----------
OTHER ASSETS
   Deposits                                              175
                                                  ----------

TOTAL ASSETS                                      $  932,071
                                                  ==========

                 LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
  Current portion of long-term debt
      (Note 2)                                    $    91,396
   Accounts payable                                   433,135
   Accrued expenses                                     7,982
   Deferred income                                      3,069
                                                  -----------

               TOTAL CURRENT LIABILITIES              535,582
                                                  -----------

LONG-TERM LIABILITIES
   Long-term debt, net of current
      maturities (Note 2)                             390,332
   Loan from stockholder (Note 3)                     151,365
                                                  -----------

                                                      541,697
                                                  -----------

               TOTAL LIABILITIES                    1,077,279
                                                  -----------

COMMITMENTS AND CONTINGENCIES (Note 5)

STOCKHOLDER'S EQUITY (DEFICIT)
   Common stock, no par value, 10,000
      shares authorized, 500 shares
      issued of which 175 shares are
      held in treasury                                    500
   Retained earnings - dated
      December 31, 1984 (Note 6)                       29,292
                                                  -----------

                                                       29,792

   Less treasury stock at cost                        175,000
                                                  -----------

                                                     (145,208)
                                                  -----------

TOTAL LIABILITIES AND STOCKHOLDER'S
   EQUITY (DEFICIT)                               $   932,071
                                                  ===========




                           The accompanying notes are
                 an integral part of the financial statements.

                       PRODUCTION SERVICES - ATLANTA, INC.

                     STATEMENT OF LOSS AND RETAINED EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                      Amount               Percent
                                                      ------               -------
NET SALES                                          $ 1,296,878             100.0%
                                                   -----------             -----

COST OF SALES, including
   depreciation of $295,376                            701,271              54.1
                                                   -----------             -----

      GROSS PROFIT                                     595,607              45.9

OPERATING EXPENSES                                     897,805              69.2
                                                   -----------             -----

      INCOME (LOSS) FROM
       OPERATIONS                                     (302,198)            (23.3)
                                                   -----------             -----

OTHER INCOME (EXPENSE)
   Interest expense                                    (57,306)             (4.4)
   Gain on sale of assets                                8,500                .6
                                                   -----------             -----

                                                       (48,806)             (3.8)
                                                   -----------             -----

   INCOME (LOSS) FROM
        OPERATIONS                                    (351,004)            (27.1)

PROVISION FOR INCOME TAXES                                   0                .0
                                                   -----------             -----

NET INCOME (LOSS)                                     (351,004)            (27.1)%
                                                                           =====

RETAINED EARNINGS,
   BEGINNING OF YEAR                                   380,296
                                                   -----------

RETAINED EARNINGS,
   END OF YEAR                                     $    29,292
                                                   ===========


                     The accompanying notes are an integral
                       part of these financial statements.

                       PRODUCTION SERVICES - ATLANTA, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                                  $(351,004)
   Adjustments to reconcile net loss
    to net cash:
      Depreciation                                                      312,538
      Gain on sale of assets                                             (8,500)
      Provision for bad debt                                             17,188
      Refund of deposits                                                  1,150
   Adjustments for working capital changes:
      Accounts receivable                                               (28,972)
      Inventory                                                          12,361
      Prepaid expenses                                                      485
      Accounts payable                                                  238,006
      Accrued expenses                                                    1,891
      Deferred income                                                       386
                                                                      ---------
         Net cash provided by operating
          activities                                                    195,529
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sale of assets                                           8,500
   Capital expenditures                                                 (46,055)
                                                                      ---------
      Net cash (used) by investing activities                           (37,555)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Loan from related party                                                52,000
   Principal payments under long-term debt                             (216,625)
                                                                      ---------
      Net cash (used) by
       financing activities                                            (164,625)
                                                                      ---------

NET DECREASE IN CASH                                                     (6,651)

CASH, beginning of year                                                   6,791
                                                                      ---------

CASH, end of year                                                     $     140
                                                                      =========

SUPPLEMENTAL INFORMATION:
Interest                                                              $  57,306
                                                                      =========
Income taxes                                                          $       0
                                                                      =========


                          The accompanying notes are an
                   integral part of the financial statements.

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Accounting policies and methods of their application that significantly affect the financial position, results of operations and changes in financial position of the Company are as follows:

        REVENUE RECOGNITION
        The Company sells and leases equipment, machinery and machine parts for the film production industry. Sales are recognized at the time the goods are shipped. Since all leases are for short terms, lease revenue is recognized at the end of the lease. Certain leases are billed in advance and the unearned portion is reflected as deferred income on the balance sheet.

        INVENTORIES
        Inventories consist of expendable parts and are stated at first-in, first-out (FIFO) cost.

        PROPERTY AND EQUIPMENT
        Property and equipment consists of all equipment other than expendable parts and are stated at cost, net of accumulated depreciation except for machinery and equipment which is identified below. Depreciation is provided for on the straight-line method over the useful lives of the assets which range from three to thirty-one and a half years. Additions and major improvements to existing assets are capitalized. Minor improvements and maintenance and repairs are charged to expense as incurred.

        All acquisitions of machinery and rental equipment prior to 1984 are stated at historical cost where assets can be specifically identified. The remainder of the purchases before 1984 are stated at acquisition cost on December 31, 1984.

        LEASED PROPERTY
        Leases which meet certain criteria are classified as capital leases, and the related assets and liabilities are recorded at amounts equal to the lesser of the present value of the minimum lease payments or the fair value of the leased property at the beginning of the lease term. Depreciation is recorded over the assets' useful lives of five to seven years. Interest expense relating to the lease liability is recorded to effect a constant rate of interest over the term of the lease. Leases which do not meet such criteria are classified as operating leases and related rentals are charged against operations as incurred. Capital lease assets and related accumulated depreciation have been included in property and equipment for financial statement presentation due to the immateriality of the amounts.

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        FAIR VALUE OF FINANCIAL INSTRUMENTS
        For the financial instruments of cash and equivalents, trade accounts receivable and payable, bank line of credit and accrued liabilities, carrying amounts approximate fair value due to their short maturities. The estimated fair value of long-term debt approximated its carrying amount.

        CASH FLOW INFORMATION
        The Company considers cash on hand and deposits in banks as cash and cash equivalents for purposes of the statement of cash flows.

        CONCENTRATIONS OF CREDIT RISK
        The Company is primarily engaged in the leasing and sale of equipment and parts for film production located throughout the southeastern United States. The Company performs ongoing credit evaluations of its customers' financial condition and requires no collateral from its customers. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base and their dispersion across the different industries and geographic areas. As of December 31, 1997, the Company had no significant concentrations of credit risk.

        USE OF ESTIMATES
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2.      LONG-TERM LIABILITIES
        Long-term liabilities at December 31, 1997 consists of the following:

        9.8% note collateralized by equipment, payable in monthly installments of $4,777, including interest through
            February, 1998.                                                         17,624

        9.5% note collateralized by equipment, payable in monthly installments of $1,607 including interest through
            June, 1998.                                                              9,160

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997

2.      LONG-TERM LIABILTIES (continued)

        10.0% note collateralized by equipment, payable in monthly installments of $7,310, including interest through July, 2004. This note was in arrears
            at December 31, 1997.                                                  432,989

        9.86% note collateralized by equipment, payable in monthly installments of $2,422, including interest through October, 1997. This note was in arrears
            at December 31, 1997.                                                   13,731

        9.5% note collateralized by vehicle, payable in monthly installments of
            $414 including interest through
            September, 1999                                                       $  8,224
                                                                                  --------

            Total Long-Term Liabilities                                            481,728
              Less:  current maturities                                             91,396
                                                                                  --------

                                                                                  $390,332
                                                                                  ========

        Aggregate maturities on the foregoing notes are as follows:

            Year ending December 31, 1998                            $   91,396
            Year ending December 31, 1999                                55,230
            Year ending December 31, 2000                                56,758
            Year ending December 31, 2001                                62,702
            Year ending December 31, 2002                                69,267
            Thereafter                                                  146,375
                                                                     ----------

                                                                     $  481,728
                                                                     ==========

3.      NOTE PAYABLE, STOCKHOLDER
        The Company has an outstanding note from the sole stockholder in the amount of $151,365 in 1997 bearing no interest which is uncollateralized and due upon demand.

4.      MACHINERY AND RENTAL EQUIPMENT
        A physical count of all machinery and rental equipment owned by the Company was taken on February 6, 1985 and reconciled to December 31, 1984. Historical cost was obtained for those assets whose acquisition date could be specifically identified. Acquisition cost as of December 31, 1984 was used to cost the balance of machinery and rental equipment which had been acquired prior to 1984. All acquisitions in the current year have been reflected at their acquisition cost.

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


5.      COMMITMENTS AND CONTINGENCIES
        The Company has entered into non-cancelable leases for office, equipment, warehouse and studio space. Most leases have a renewal option for three to five years with rent increases based upon indexes. Minimum rental commitments for non-cancelable leases are as follows:


                      December 31,
                                    1998                               $ 104,509
                                    1999                                  24,252
                                                                       ---------

                                                                       $ 128,761
                                                                       =========

        Rental expense for the period was $167,907 for office, warehouse and studio facilities for the year ended December 31, 1997.

6.      RETAINED EARNINGS
        Retained earnings of $892,947 has been dated as of December 31, 1984 since it is a derived balance from the recording of assets and liabilities existing at December 31, 1984. This will allow for a proper accumulation of earnings and losses of the Company beginning January 1, 1985.

7.       SUBSEQUENT EVENTS

        On April 3, 1998 the Company sold substantially off of its assets and received consideration in the form of cash, notes and stock.

                       PRODUCTION SERVICES - ATLANTA, INC.

                                ATLANTA, GEORGIA

                              FINANCIAL STATEMENTS


                                DECEMBER 31, 1996

                       PRODUCTION SERVICES - ATLANTA, INC.


                                TABLE OF CONTENTS




                                                                           Page
                                                                           ----
ACCOUNTANTS' REPORT..........................................................1

FINANCIAL STATEMENTS

     Balance Sheet...........................................................2

     Statement of Loss and Retained Earnings.................................3

     Statement of Cash Flows.................................................4

     Notes to Financial Statements...........................................5-9

To the Board of Directors and Stockholder
Production Services - Atlanta, Inc.
Atlanta, Georgia


                          INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheet of Production Services - Atlanta, Inc. as of December 31, 1996 and the related statements of loss and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet of Production Services - Atlanta, Inc. as of December 31, 1996, and the related statements of loss and retained earnings and cash flows for the year then ended present fairly, in all material respects, the financial position of Production Services - Atlanta, Inc. as of December 31, 1996 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            /s/ Ethridge & Kanarick



Atlanta, Georgia
May 11, 1998

                       PRODUCTION SERVICES - ATLANTA, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1996



                                     ASSETS


CURRENT ASSETS
   Cash                                                               $    6,791
   Accounts receivable                                                   119,911
   Inventories                                                            81,407
   Prepaid expenses                                                        2,398
                                                                      ----------

               TOTAL CURRENT ASSETS                                      210,507
                                                                      ----------


PROPERTY AND EQUIPMENT
   Machinery and rental equipment
      (Notes 2 and 4)                                                  6,245,698
   Vehicles (Note 2)                                                     233,046
   Leasehold improvements                                                158,796
   Furniture and fixtures                                                123,865
                                                                      ----------
                                                                       6,761,405

Less:  accumulated depreciation                                        5,765,819

                                                                         995,586
                                                                      ----------

OTHER ASSETS
   Deposits                                                                1,325
                                                                      ----------

TOTAL ASSETS                                                          $1,207,418
                                                                      ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
  Current portion of long-term debt
      (Note 2)                                                        $  241,442
   Accounts payable                                                      195,129
   Accrued expenses                                                        6,092
   Deferred income                                                         2,683
                                                                      ----------

               TOTAL CURRENT LIABILITIES                                 445,346
                                                                      ----------

LONG-TERM LIABILITIES
   Long-term debt, net of current
      maturities (Note 2)                                                456,911
   Loan from stockholder (Note 3)                                         99,365
                                                                      ----------

                                                                         556,276
                                                                      ----------

               TOTAL LIABILITIES                                       1,001,622
                                                                      ----------

COMMITMENTS AND CONTINGENCIES (Note 5)

STOCKHOLDER'S EQUITY
   Common stock, no par value, 10,000
      shares authorized, 500 shares
      issued of which 175 shares are
      held in treasury                                                       500
   Retained earnings - dated
      December 31, 1984 (Note 6)                                         380,296
                                                                      ----------

                                                                         380,796

   Less treasury stock at cost                                           175,000
                                                                      ----------

                                                                         205,796
                                                                      ----------

TOTAL LIABILITIES AND STOCKHOLDER'S
   EQUITY                                                             $1,207,418
                                                                      ==========


                           The accompanying notes are
                 an integral part of the financial statements.

                       PRODUCTION SERVICES - ATLANTA, INC.

                     STATEMENT OF LOSS AND RETAINED EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                      Amount              Percent
                                                      ------              -------
NET SALES                                          $ 1,746,663             100.0%

COST OF SALES, including
   depreciation of $383,051                          1,024,729              58.0
                                                   -----------             -----

      GROSS PROFIT                                     721,934              42.0

OPERATING EXPENSES                                     925,770              53.0
                                                   -----------             -----

      INCOME (LOSS) FROM
       OPERATIONS                                     (203,836)            (11.0)

OTHER EXPENSE
   Interest expense                                     59,201               3.4
                                                   -----------             -----

      INCOME (LOSS) FROM
        OPERATIONS                                    (263,037)            (14.4)

PROVISION FOR INCOME TAXES                                   0                .0
                                                   -----------             -----

NET INCOME (LOSS)                                     (263,037)            (14.4)%
                                                                           =====

RETAINED EARNINGS,
   BEGINNING OF YEAR                                   643,333
                                                   -----------
RETAINED EARNINGS,
   END OF YEAR                                     $   380,296
                                                   ===========


                           The accompanying notes are
                an integral part of these financial statements.

                       PRODUCTION SERVICES - ATLANTA, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                                  $(263,037)
   Adjustments to reconcile net loss
    to net cash:
      Depreciation                                                      390,881
      Refund of deposits                                                    750
   Adjustments for working capital changes:
      Accounts receivable                                                67,486
      Inventory                                                           7,626
      Prepaid expenses                                                   21,769
      Accounts payable                                                   52,105
      Accrued expenses                                                   (6,364)
      Deferred income                                                      (807)
                                                                      ---------
         Net cash provided by operating
          activities                                                    270,409
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                 (10,283)
                                                                      ---------
      Net cash (used) by investing activities                           (10,283)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Loan from related party                                                47,865
   Principal payments under long-term debt                             (313,298)
                                                                      ---------
      Net cash (used) by
       financing activities                                            (265,433)
                                                                      ---------

NET DECREASE IN CASH                                                     (5,307)

CASH, beginning of year                                                  12,098
                                                                      ---------

CASH, end of year                                                     $   6,791
                                                                      =========


SUPPLEMENTAL INFORMATION:
Interest                                                              $  59,201
                                                                      =========
Income taxes                                                          $       0
                                                                      =========




                           The accompanying notes are
                 an integral part of the financial statements.

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Accounting policies and methods of their application that significantly affect the financial position, results of operations and changes in financial position of the Company are as follows:

        REVENUE RECOGNITION
        The Company sells and leases equipment, machinery and machine parts for the film production industry. Sales are recognized at the time the goods are shipped. Since all leases are for short terms, lease revenue is recognized at the end of the lease. Certain leases are billed in advance and the unearned portion is reflected as deferred income on the balance sheet.

        INVENTORIES
        Inventories consist of expendable parts and are stated at first-in, first-out (FIFO) cost.

        PROPERTY AND EQUIPMENT
        Property and equipment consists of all equipment other than expendable parts and are stated at cost, net of accumulated depreciation except for machinery and equipment which is identified below. Depreciation is provided for on the straight-line method over the useful lives of the assets which range from three to thirty-one and a half years. Additions and major improvements to existing assets are capitalized. Minor improvements and maintenance and repairs are charged to expense as incurred.

        All acquisitions of machinery and rental equipment prior to 1984 are stated at historical cost where assets can be specifically identified. The remainder of the purchases before 1984 are stated at acquisition cost on December 31, 1984.

        LEASED PROPERTY
        Leases which meet certain criteria are classified as capital leases, and the related assets and liabilities are recorded at amounts equal to the lesser of the present value of the minimum lease payments or the fair value of the leased property at the beginning of the lease term. Depreciation is recorded over the assets' useful lives of five to seven years. Interest expense relating to the lease liability is recorded to effect a constant rate of interest over the term of the lease. Leases which do not meet such criteria are classified as operating leases and related rentals are charged against operations as incurred. Capital lease assets and related accumulated depreciation have been included in property and equipment for financial statement presentation due to the immateriality of the amounts.

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        ACCOUNTS RECEIVABLE
        The Company uses the direct write-off method of accounting for bad debts. Management has adjusted accounts receivable for all known uncollectible accounts and considers an allowance for doubtful accounts unnecessary, as the amount would be immaterial.

        FAIR VALUE OF FINANCIAL INSTRUMENTS
        For the financial instruments of cash and equivalents, trade accounts receivable and payable, bank line of credit and accrued liabilities, carrying amounts approximate fair value due to their short maturities. The estimated fair value of long-term debt approximated its carrying amount.

        CASH FLOW INFORMATION
        The Company considers cash on hand and deposits in banks as cash and cash equivalents for purposes of the statement of cash flows.

        CONCENTRATIONS OF CREDIT RISK
        The Company is primarily engaged in the leasing and sale of equipment and parts for film production located throughout the southeastern United States. The Company performs ongoing credit evaluations of its customers' financial condition and requires no collateral from its customers. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base and their dispersion across the different industries and geographic areas. As of December 31, 1996, the Company had no significant concentrations of credit risk.

        USE OF ESTIMATES
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2.      LONG-TERM LIABILITIES
        Long-term liabilities at December 31, 1996 consists of the following:

        8.25% note collateralized by equipment, payable in
            monthly installments of $3,844, including
            interest through February, 1997                                      $  11,375

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

2.      LONG-TERM LIABILTIES (continued)

        9.8% note collateralized by equipment, payable in monthly installments of $4,777, including interest through
            February, 1998                                                          67,072

        9.5% note collateralized by equipment, payable in monthly installments of $1,607 including interest through
            June, 1998                                                              26,663

        9.0% note collateralized by equipment, payable in monthly installments of $4,142, including interest through
            May, 1997                                                               19,941

        10.0% note collateralized by equipment, payable in monthly installments of $7,310, including interest through
            July, 2004                                                             468,360

        9.86% note collateralized by equipment, payable in monthly installments of $2,422, including interest through
            October, 1997                                                           27,321

        11% note collateralized by equipment, payable in monthly installments of
            $4,102, including interest through
            December, 1997                                                          46,049

        12.62% note collateralized by equipment, payable in monthly installments of $2,537 including interest through
            September, 1997                                                         19,370

        9.5% note collateralized by vehicle, payable in monthly installments of
            $414 including interest through
            September, 1999                                                       $ 12,202
                                                                                  --------

            Total Long-Term Liabilities                                            698,353
              Less:  current maturities                                            241,442
                                                                                  --------
                                                                                  $456,911
                                                                                  ========

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

2.      LONG-TERM LIABILITIES (continued)


        Aggregate maturities on the foregoing notes are as follows:

            Year ending December 31, 1997                                       $  241,442
            Year ending December 31, 1998                                           74,792
            Year ending December 31, 1999                                           56,090
            Year ending December 31, 2000                                           57,708
            Year ending December 31, 2001                                           63,751
            Thereafter                                                             204,570
                                                                                ----------

                                                                                $  698,353
                                                                                ==========

3.      NOTE PAYABLE, STOCKHOLDER
        The Company has an outstanding note from the sole stockholder in the amount of $99,365 in 1996 bearing no interest which is uncollateralized and due upon demand.

4.      MACHINERY AND RENTAL EQUIPMENT
        A physical count of all machinery and rental equipment owned by the Company was taken on February 6, 1985 and reconciled to December 31, 1984. Historical cost was obtained for those assets whose acquisition date could be specifically identified. Acquisition cost as of December 31, 1984 was used to cost the balance of machinery and rental equipment which had been acquired prior to 1984. All acquisitions in the current year have been reflected at their acquisition cost.

5.      COMMITMENTS AND CONTINGENCIES
        The Company has entered into non-cancelable leases for office, equipment, warehouse and studio space. Most leases have a renewal option for three to five years with rent increases based upon indexes. Minimum rental commitments for non-cancelable leases are as follows:

                      December 31,
                                    1997                               $ 167,907
                                    1998                                 104,509
                                    1999                                  24,252
                                                                       ---------
                                                                       $ 296,668
                                                                       =========

        Rental expense for the period was $187,302 for office, warehouse and studio facilities for the year ended December 31, 1996.

6.      RETAINED EARNINGS
        Retained earnings of $892,947 has been dated as of December 31, 1984 since it is a derived balance from the recording of assets and liabilities existing at December 31, 1984. This will allow for a proper accumulation of earnings and losses of the Company beginning January 1, 1985.

                       PRODUCTION SERVICES - ATLANTA, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

7.       SUBSEQUENT EVENTS

        On April 3, 1998 the Company sold substantially all of its assets and received consideration in the form of cash, notes and stock.

ADDENDUM II

Pro forma combined financial data

The following unaudited pro forma combined statements of operations for each year in the two year period ended December 31, 1997, and for each three month period ended March 31, in the two year period ended March 31, 1998 give effect to the acquisition of PSA by the Company. The pro forma information is based on the historical financial statements of the Company and PSA giving effect to the combination under the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited financial statements. The following unaudited pro forma combined balances also gives effect to the combination under the purchase method of accounting.

The unaudited pro forma statements have been prepared by the management of the Company and PSA based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the acquisition been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

The Company will account for the transaction under the purchase method of accounting. Accordingly, the cost to acquire PSA will be allocated to the assets acquired according to their respective fair value. The final allocation of the purchase price is dependent upon completion of certain studies that are not complete. Accordingly, the purchase allocation adjustment are preliminary and have been made solely for the purpose of preparing such pro forma statements.

               CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY
            Pro Forma Condensed Consolidated Statements of Operations
                      (in thousands, except per share data)


                                                For the Year Ended                              For the Year Ended
                                                 December 31, 1997                               December 31, 1996
                               ----------------------------------------------  --------------------------------------------------
                                      Historical                                        Historical
                               ---------------------  Pro forma      Pro forma   ----------------------   Pro forma      Pro forma
                                   CPI         PSA    Adjustments    Combined        CPI         PSA      Adjustments    Combined
                               -----------    ------  -----------  -----------   -----------    ------    -----------  ------------
Net product sales              $     1,719    $ 177     $    -     $     1,896   $     1,769    $   64       $    -    $     1,833
Revenues from rental
  operations                         1,637    1,120                      2,757         1,552     1,683                       3,235
                               -----------   ------     ------     -----------   -----------    ------       ------    -----------
                                     3,356    1,297          -           4,653         3,321     1,747            -          5,068
Costs and expenses
    Cost of sales                    1,172       92                      1,264         1,566        35                       1,601
    Cost of rental operations        1,511      610                      2,121         1,441       990                       2,431
    Selling, general and
      administrative                 1,464      898                      2,362         1,965       926                       2,891
    Interest                            71       57 a.     160             231            39        59 a.       160            199
                                                    b.     (57)                                        b.       (59)
                               -----------   ------     ------     -----------   -----------    ------       ------    -----------
                                     4,218    1,657        103           5,978         5,011     2,010          101          7,122
Other income (expense), net            125        9                        134          (193)        -                        (193)
                               -----------   ------     ------     -----------   -----------    ------       ------    -----------
Net loss                       $      (737)  $ (351)    $ (103)    $    (1,191)  $    (1,883)   $ (263)      $ (101)   $    (2,247)
                               ===========   ======     ======     ===========   ===========    ======       ======    ===========
Basic and diluted loss per
  share                        $     (0.06)                        $     (0.10)  $     (0.15)                          $     (0.18)
                               ===========                         ===========   ===========                           ===========
Weighted average shares
  outstanding                   12,418,228                          13,018,228    12,418,228                            13,018,228
                               ===========                         ===========   ===========                           ===========

See notes to pro forma condensed consolidated statements of operations

See accompanying notes

               CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY

       Notes to Pro Forma Condensed Consolidated Statements Of Operations


a. To give effect to the issuance of common stock and debt in connection with the acquisition

b. To eliminate Production Services - Atlanta, Inc. debt and related interest not assumed by the Company

               CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY
            Pro Forma Condensed Consolidated Statements of Operations
                      (in thousands, except per share data)


                                          For the Three Month Period Ended               For the Three Month Period Ended
                                                   March 31, 1998                                  March 31, 1997
                               ----------------------------------------------    --------------------------------------------------
                                      Historical                                       Historical
                               ---------------------  Pro forma      Pro forma   ----------------------   Pro forma      Pro forma
                                   CPI         PSA    Adjustments     Combined       CPI         PSA      Adjustments    Combined
                               -----------    ------  -----------  -----------   -----------    ------    -----------  ------------
Net product sales              $        61   $   37     $    -     $        98   $       686    $    8       $    -   $       694
Revenues from rental
  operations                           532      149                        681           361       269                        630
                               -----------   ------     ------     -----------   -----------    ------       ------   -----------
                                       593      186          -             779         1,047       277            -         1,324
Costs and expenses
    Cost of sales                       35       20                         55           506         4                        510
    Cost of rental operations          498      136                        634           331        84                        415
    Selling, general and
      administrative                   491      189                        680           262       217                        479
    Interest                            65        1 a.      40             106            11        16 a.        40            67
                               -----------   ------     ------     -----------   -----------    ------       ------   -----------
                                     1,089      346         40           1,475         1,110       321           40         1,471
Other income (expense), net              5                                   5            72                                   72
                               -----------   ------     ------     -----------   -----------    ------       ------   -----------
Net loss                       $      (491)  $ (160)    $  (40)    $      (691)  $         9    $  (44)      $  (40)  $       (75)
                               ===========   ======     ======     ===========   ===========    ======       ======   ===========
Basic and diluted loss per
  share                        $     (0.04)                        $     (0.05)  $         -                          $     (0.01)
                               ===========                         ===========   ===========                          ===========
Weighted average shares
  outstanding                   12,418,228                          13,018,228    12,418,228                           13,018,228
                               ===========                         ===========   ===========                          ===========



See notes to pro forma condensed consolidated statements of operations

See accompanying notes

               CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY

       Notes to Pro Forma Condensed Consolidated Statements Of Operations

a. To give effect to the issuance of common stock and debt in connection with the acquisition of Production Services Atlanta, Inc.

               CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY
                 Pro Forma Condensed Consolidated Balance Sheet
                                 (in thousands)


                                                    December 31, 1997
                                     --------------------------------------------
                                          Historical
                                     -----------------    Pro forma    Pro forma
                                         CPI      PSA    Adjustments   Combined
                                     ---------  ------   -----------  -----------
ASSETS:
Current Assets:
    Cash                             $     77   $    -     $      -   $     77
    Accounts receivable, net              309      133 b.      (133)       309
    Inventories                           322       69 b.       (69)       322
    Prepaid expenses                       98        2 b.        (2)        98
                                     --------   ------     --------   --------
     Total current assets                 806      204         (204)       806
                                     --------   ------     --------   --------
Property and equipment, net             1,446      729 a.     1,371      3,546
Deposits and other assets                 246        - a.       729        246
                                                       b.      (625)
                                                       c.      (104)
                                     --------   ------     --------   --------
                                     $  2,498   $  933     $  1,167   $  4,598
                                     ========   ======     ========   ========
LIABILITIES AND SHAREHOLDERS'
EQUITY
Current Liabilities:
    Accounts payable                 $    478   $  392 b.  $   (392)  $    478
    Current maturities of
      long-term debt                      560      256 a.       200        760
                                                       b.      (256)
    Other current liabilities              95       11 b.       (11)        95
                                     --------   ------     --------   --------
     Total current liabilities          1,133      659         (459)     1,333
                                     --------   ------     --------   --------
Long-term debt, net current
  maturities                              811      378 a.     1,300      2,111
                                                       b.      (378)
Shareholders' equity:
    Common stock                            6        1 a.         1          7
                                                       c.        (1)
    Additional paid in capital         22,792        - a.       599     23,391
    Treasury stock                          -     (175)c.       175          -
    Accumulated deficit               (22,244)      70 c.       (70)   (22,244)
                                     --------   ------     --------   --------
     Total shareholders' equity           554     (104)       1,626      1,154
                                     --------   ------     --------   --------
                                     $  2,498   $  933     $  1,167   $  4,598
                                     ========   ======     ========   ========


See notes to pro forma condensed consolidated balance sheets

CAMERA PLATFORMS INTERNATIONAL, INC. AND SUBSIDIARY

Notes to Pro Forma Condensed Consolidated  Balance Sheet

a. To give effect to the issuance of common stock and debt in connection with the acquisition

b. To eliminate Production Services - Atlanta, Inc. assets not acquired and debt not assumed in connection with the acquisition

c.     To eliminate Production Services - Atlanta, Inc. equity